UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2024

Franklin Street Properties Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-32470	04-3578653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Edgewater Place, Suite 200, Wakefield, Massachusetts	01880
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 557-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, $.0001 par value per share	FSP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Franklin Street Properties Corp., a Maryland corporation (the “Company”), held its 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) on May 16, 2024. The 2024 Annual Meeting was called for the following purposes: (1) to elect seven directors, each to serve for a one-year term expiring at the 2025 Annual Meeting of Stockholders and until his or her respective successor is duly elected and qualified, (2) to ratify the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, and (3) to approve, by non-binding vote, the Company’s executive compensation.

(1) The following table sets forth the names of the directors elected at the 2024 Annual Meeting for a new one-year term expiring at the 2025 Annual Meeting of Stockholders and the final number of votes cast for or against each director and the number of broker non-votes.

Name	For	Against	Broker Non-Votes
George J. Carter	61,935,007	2,137,348	16,315,043
Georgia Murray	60,042,170	4,030,185	16,315,043
Brian N. Hansen	59,701,887	4,370,468	16,315,043
John N. Burke	59,282,397	4,789,958	16,315,043
Dennis J. McGillicuddy	62,303,094	1,769,261	16,315,043
Kenneth A. Hoxsie	58,429,338	5,643,017	16,315,043
Milton P. Wilkins, Jr.	60,525,504	3,546,851	16,315,043

(2) The proposal to ratify the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was approved. The final number of votes cast for, against or abstaining from voting on that proposal are listed below.

For	Against	Abstain
78,668,248	1,297,626	421,524

(3) The proposal to approve, by non-binding vote, the Company’s executive compensation was approved. The final number of votes cast for, against or abstaining from voting on that proposal and broker non-votes are listed below.

For	Against	Abstain	Broker Non-Votes
59,819,506	3,773,782	479,067	16,315,043

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN STREET PROPERTIES CORP.

By:	/s/ Scott H. Carter
Scott H. Carter
Executive Vice President, General Counsel and Secretary

Date: May 17, 2024